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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 30, 2005

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-14 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31836             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
    of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Series 2001-14 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of April 10, 2001.

Item 8.01. OTHER EVENTS

On April 30, 2005, a final distribution was made to the holders of the certificates issued by the Trust in connection with the termination of the Trust under the terms of the Trust Agreement. Georgia-Pacific Corporation, the issuer of $35,400,000 Georgia Pacific Corporation 8.625% Debentures due 2025 (the "8.625% Debentures") held as the remaining underlying securities in the Trust, called the 8.625% Debentures for redemption in full on April 30, 2005 at a price of 104.205% plus accrued interest. Total cash received by the Trust upon the redemption of the 8.625% Debentures was $38,415,195.00, consisting of $35,400,000.00 principal, $1,488,570.00 premium and $1,526,625.00 interest. In accordance with the terms of the Trust Agreement, the redemption proceeds were applied to the redemption of the outstanding principal amount of the 1,640,914 Corporate Backed Trust Certificates (the "Certificates") on April 30, 2005 (the "Redemption Date") and payment was made on the Certificates at a total rate of $23.41085212 per Certificate, consisting of $21.26514826 principal, $1.21535373 additional cash and accrued interest in the amount of $0.93035013 per Certificate. The total payment made on the Certificates was $38,415,195.00, consisting of $34,894,279.50 principal, $1,994,290.94 additional cash and $1,526,624.56 accrued interest. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Georgia-Pacific Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Georgia-Pacific Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Georgia-Pacific Corporation's Exchange Act file number, 001-03506. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Georgia-Pacific Corporation may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-14 Certificate Holders for the period ending April 30, 2005.



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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 30, 2005


                                        Lehman ABS Corporation


                                        By: /s/ Charles M. Weaver
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                                        Name:   Charles M. Weaver
                                        Title:  Vice President




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                                 EXHIBIT INDEX


Exhibit Number        Description
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        1             Trustee's Distribution Statement to the Series 2001-14
                      Certificate Holders for the period ending April 30, 2005



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